SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	December 9, 2004

PEAPACK-GLADSTONE FINANCIAL CORPORATION (Exact Name of Registrant as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	001-16197 (Commission File Number)	22-3537895 (I.R.S. Employer Identification Number)

158 Route 206, Peapack-Gladstone, New Jersey (Address of Principal Executive Offices)	07934 (Zip Code)

Registrant’s telephone number, including area code	(908) 234-0700

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

        On December 9, 2004, the Compensation Committee of the Board of Directors of Peapack-Gladstone Financial Corporation (the “Corporation”) authorized payment of a cash bonus to each named executive officer after performance targets were achieved in accordance with previously filed employment agreements.

        In addition, the Compensation Committee exercised its discretion to pay an additional cash bonus to each of the Corporation’s named executive officers in the following amounts:

Frank A. Kissel, Chairman & CEO	$ 87,524.52
Craig C. Spengeman, President PGB Trust & Investments	$ 63,654.00
Robert M. Rogers, President & COO	$ 46,414.42
Arthur F. Birmingham, Executive V.P. & CFO	$ 39,783.75
Garrett P. Bromley, Executive V.P & Chief Credit Officer	$ 34,762.50

        On January 3, 2005, the Corporation and Frank A. Kissel, Craig C. Spengeman, Robert M. Rogers and Arthur F. Birmingham (collectively, the “Executives”) entered into extensions of their employment agreements, in their original form, until June 30, 2005. The form of agreement entered into between the Corporation and each Executive is attached hereto as Exhibit 10.1.

        The original employment agreements were entered into on May 13, 2002 and expired by their terms on December 31, 2004.

        The employment agreements provide, among other things, (i) for participation during the employment term in all compensation and employee benefit plans for which any salaried employees of the Corporation are eligible, (ii) current annual base salaries of $291,747.50 for Mr. Kessel, $212,180.00 for Mr. Spengeman, $185,657.50 for Mr. Rogers and $159,135.00 for Mr. Birmingham and (iii) Messrs. Kessel, Rogers and Birmingham will receive bonus payments equal to 10% of base salary if 90% of the Corporation’s budget is achieved and 20% of base salary if 100% of the Corporation’s budget is achieved. Mr. Spengeman will receive a bonus equal to 6% of base salary if 90% of the Corporation’s budget is achieved and 12% of base salary if 100% of Corporation’s budget is achieved, plus 4% of base salary if 90% of Trust and Investment budgeted income is achieved and 8% of base salary if 100% of Trust and Investment budgeted income is achieved.

        If the Executive’s employment is terminated without cause, the Corporation shall pay the Executive’s base salary for a period equal to the longer of (A) the remainder of the term, or (B) one year from the effective date of such termination. (b) In the event that the Corporation terminates the Executive’s employment for cause or pursuant to retirement, permanent disability or death, the Corporation shall pay the Executive any earned but unpaid base salary as of the date of termination of employment. The employment agreements also include certain non-compete and non-solicitation provisions, which extend for two years following the executive’s termination of employment.

Item 9.01  Financial Statements and Exhibits

10.1	Form of Extension of Executive Employment Agreement dated January 3, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2005	PEAPACK-GLADSTONE FINANCIAL CORPORATION By: ARTHUR F. BIRMINGHAM —————————————— Arthur F. Birmingham Executive Vice President and Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.1	Form of Extension of Executive Employment Agreement dated January 3, 2005